U.S. GLOBAL INVESTORS FUNDS

Tax Free Fund

Investor Class Shares

SUPPLEMENT DATED SEPTEMBER 6, 2013

TO THE SUMMARY PROSPECTUS DATED MAY 1, 2013

At a meeting on August 23, 2013, the Tax Free Fund’s Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”) to reorganize the fund into the Near-Term Tax Free Fund. If certain conditions required by the Plan are satisfied, the reorganization is expected to occur on or about December 13, 2013.

The Plan provides for the transfer of all of the assets and liabilities of the Tax Free Fund solely in exchange for shares of the Near-Term Tax Free Fund.  The Near-Term Tax Free Fund shares received by the Tax Free Fund would then be distributed to shareholders of the Tax Free Fund as part of the Tax Free Fund’s liquidation provided for in the Plan and shareholders of the Tax Free Fund would become shareholders of the Near-Term Tax Free Fund. The reorganization is expected to be effected on a tax-free basis, which means that no gain or loss will be recognized by either fund or their shareholders directly as a result of the reorganization.

Before the reorganization, shareholders of the Tax Free Fund will receive an information statement that will, among other things, describe the terms of the Plan and compare the investment objectives, investment strategies and policies, portfolio managers and investment advisory fees of the Tax Free Fund and the Near-Term Tax Free Fund. The information statement also will describe the performance and accounting survivor analysis, the tax impact of the transaction, and the brokerage and other costs associated with the reorganization.